UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 16, 2024

TREASURE GLOBAL INC

(Exact name of registrant as specified in its charter)

Delaware	001-41476	36-4965082
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

276 5th Avenue, Suite 704 #739 New York, New York	10001
(Address of registrant’s principal executive office)	(Zip code)

+6012 643 7688

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	TGL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

As previously disclosed, on October 10, 2024, Treasure Global Inc (the “Company” or “we”) entered into a Share Purchase Agreement (the “Purchase Agreement”) with Alumni Capital LP (“Alumni Capital”), a Delaware limited partnership. Pursuant to the Purchase Agreement, the Company has the right, but not the obligation to cause Alumni Capital to purchase up to $6,000,000 the Company’s common stock, par value $0.00001 (the “Commitment Amount”), at the Purchase Price (defined below) during the period beginning on the execution date of the Purchase Agreement and ending on the earlier of (i) the date on which Alumni Capital has purchased $6,000,000 of the Company’s common stock pursuant to the Purchase Agreement or (ii) December 31, 2025.

In consideration for Alumni Capital’s execution and performance under the Purchase Agreement, the Company issued to Alumni Capital a purchase warrant dated October 10, 2024 for a term of three (3) years (the “Purchase Warrant”), to purchase up to a number of common stock equal to ten percent (10%) of the Commitment Amount divided by the exercise price of the Purchase Warrant. The exercise price per share of the Purchase Warrant will be calculated by dividing the $5,000,000 valuation by the total number of outstanding shares of common stock as of the Exercise Date.

On October 16, 2024, we filed a prospectus supplement, dated as of October 16, 2024 (the “Prospectus Supplement”) under the registration statement on Form S-3 (File No. 333-278171), in respect of the financing with Alumni Capital. The Prospectus Supplement included certain updated disclosures regarding the Company, in particular, in the sections captioned “Prospectus Supplement Summary—Recent Developments”. Neither the Purchase Warrant nor the common stocks underlying the Purchase Warrant are covered by the Prospectus Supplement. In addition, the Company is filing, as exhibits hereto, an opinion of Sichenzia Ross Ference Carmel LLP and the consent of WWC, P.C., as Exhibit 5.1 and Exhibit 23.1, respectively. Capitalized terms that are not defined herein may have meanings assigned to them in the Purchase Agreement and the Purchase Warrant.

Item 9.01. Financial Statement and Exhibits.

(d) Exhibits.

Exhibit No.	Description
5.1	Opinion of Sichenzia Ross Ference Carmel LLP
23.1	Consent of WWC, P.C.
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 17, 2024	TREASURE GLOBAL INC.

	By:	/s/ Carlson Thow
	Name:	Carlson Thow
	Title:	Chief Executive Officer

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